IVY FUNDS

Delaware Ivy Value Fund (the “Fund”)

Supplement to the Funds’ Summary Prospectus
dated July 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the following replaces the information in the section of the prospectus entitled “What are the Fund’s principal investment strategies?”:

Delaware Ivy Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager) believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $5 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. The Fund typically holds a limited number of stocks (generally 30 to 35).

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Upon the Effective Date, “Foreign risk” is removed from the section of the prospectus entitled “Fund summaries – Delaware Ivy Value Fund – What are the principal risks of investing in the Fund?”

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.